UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

Amesite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39553	82-3431717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

607 Shelby Street Suite 700 PMB 214 Detroit, MI	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 876-8130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2024, the board of directors (the “Board”) of Amesite Inc. (the “Company”) authorized and approved the appointment of Sarah Berman as Principal Financial and Accounting Officer of the Company effective December 15, 2024. In connection with Ms. Berman’s appointment, the Board determined not to renew the engagement of Sherlyn W. Farrell, who previously served as the Company’s Chief Financial Officer since December 15, 2022.

On November 20, 2024, the Company entered into a CFO Agreement with Ms. Berman (the “Berman CFO Agreement”), a copy of which is filed as Exhibit 10.1 hereto. Pursuant to the Berman CFO Agreement, Ms. Berman shall serve as the Principal Financial and Accounting Officer of the Company for a term of one year commencing on December 15, 2024 at a fixed monthly fee of $4,000. There are no family relationships between Ms. Berman and any other director or officer of the Company. Ms. Berman has not engaged in any transactions described in Item 404(a) of Regulation S-K. The foregoing description of the Berman CFO Agreement is not complete and is qualified in its entirety by reference to the full text of the Berman CFO Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Set forth below is the biographical information of Ms. Berman, as required by Item 401 of Regulation S-K.

Ms. Berman is a Certified Public Accountant and has extensive experience in accounting, auditing and record-keeping for public and private companies. In June 2019, Ms. Berman founded Better Books Consulting (“Better Books”), an accounting advisory firm. Prior to Better Books, Ms. Berman served as Senior Accountant at Big Red’s Equipment from January 2018 through June 2019. Ms. Berman also previously served as Senior Audit Manager at Turner, Stone & Company, L.L.P. (“Turner Stone”) from 2015 through 2017. She also previously served as Audit Manager at Turner Stone from 2012 through 2015 and as a member of the Audit Staff from 2008 through 2011.

Item 9.01  Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1	Berman CFO Agreement
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: November 26, 2024	By:	/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D.
Chief Executive Officer